UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Canal Park, Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2025, HubSpot, Inc. (the “Company”) issued a press release announcing its financial results and other information for the quarter ended September 30, 2025. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On November 3, 2025, the Board of Directors (the "Board") unanimously approved an increase to the size of the Board to 11 directors and the appointment of Clara Shih as a Class III director of the Company to fill the vacancy created by the increase in the size of the Board. The effective date of Ms. Shih’s appointment was November 3, 2025. The term of the Company’s Class III directors, including Ms. Shih, expires on the date of the Company’s 2026 annual meeting of stockholders or upon the election and qualification of a successor director or until the earlier resignation, death or removal of a director in such class. Ms. Shih will not initially join any committees of the Board.

Ms. Shih’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Policy, which was filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended June 30, 2025. In addition, the Company will enter into an indemnification agreement with Ms. Shih in connection with her appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

There is no arrangement or understanding pursuant to which Ms. Shih was appointed to the Board. There are no family relationships between Ms. Shih and any director or executive officer of the Company, and Ms. Shih has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing Ms. Shih’s appointment to the Board as discussed in Item 5.02(d) of this Current Report on Form 8-K. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of HubSpot, Inc. dated November 5, 2025 furnished herewith
99.2	Press Release of HubSpot, Inc. dated November 5, 2025 furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

November 5, 2025	By:	/s/ Kate Bueker
Name: Kate Bueker
Title: Chief Financial Officer